UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2017. The net asset value (NAV) at that date was $27.18 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's market price was $26.72.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2017
Cohen & Steers Limited Duration Preferred and Income Fund at NAV[a]	10.71%
Cohen & Steers Limited Duration Preferred and Income Fund at Market Value[a]	12.88%
BofA Merrill Lynch US Capital Securities Index[b]	7.11%
Linked Blended Benchmark[b]	7.83%
Barclays Capital US Aggregate Bond Index[b]	2.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of a  As a closed-end investment company, the price of the Fund's exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 70% BofA Merrill Lynch US IG Institutional Capital Securities Index, 20% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index from February 1, 2017 and thereafter; and prior to February 1, 2017 the blended benchmark consisting of 75% BofA Merrill Lynch US Capital Securities Index and 25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index. The BofA Merrill Lynch US IG Institutional Capital Securities Index is a subset of the BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of US dollar denominated investment-grade floating-rate preferred securities publicly issued in the US domestic market, but with issuer exposure capped at 7%. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer's regulatory capital ratio or other explicit solvency-based triggers. The BofA Merrill Lynch US Capital Securities Index is a subset of the BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The Barclays Capital US Aggregate Bond Index is a broad-market measure of the US dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.156 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Preferred securities produced a positive total return for the six months ended June 30, 2017, outperforming many other fixed income categories amid improving global economic growth, low inflation and reduced political concerns in Europe.

Longer-term U.S. bond yields declined modestly in the early part of 2017 as U.S. economic momentum slowed. Bond prices advanced as a lack of progress in Congress on key initiatives led investors to question the prospects for President Trump's pro-growth agenda of tax reforms, deregulation and infrastructure spending, which was expected to spur economic activity and place upward pressure on interest rates. Although growth picked up in the second quarter, inflation remained subdued, tempered in part by a decline in crude oil prices. As well, wage gains remained in check despite low and falling unemployment.

The U.S. Federal Reserve raised short-term interest rates in quarter-point increments in March and June in response to low unemployment. However, the lack of inflationary pressures lowered expectations for future Fed hikes. The 10-year U.S. Treasury yield ended the period at 2.3%, down from 2.5% at the start of the year.

In Europe, sovereign yields rose sharply in January on concerns of growing nationalist sentiment but declined through the remainder of the first quarter as polls showed waning support for anti-EU candidates ahead of Dutch and French elections. Growth in Europe continued to strengthen in the second quarter and interest rates declined further as inflation remained well below target and as political uncertainty on the continent eased considerably with the victory of pro-EU candidates.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Yields in Eurozone countries continued to trend lower and credit spreads narrowed until late June when a reversal was sparked by comments from European Central Bank President Mario Draghi on the strengthening and broadening recovery in the euro area. This raised concerns that policymakers would begin tapering their asset purchases before the end of the year. However, later official statements suggested that quantitative easing measures would likely remain in place for the foreseeable future.

The European contingent capital (CoCo) securities market successfully weathered the first test of meaningful losses within its ranks. The ailing Spain-based Banco Popular was put into resolution by regulators after suffering a run on deposits following several quarters of concerns about the bank's asset quality and overall level of capital. Prior to being acquired out of resolution by Banco Santander for €1, Banco Popular's capital securities—both CoCos and subordinated debt—were written down to zero. Days later, Germany's Bremer Landesbank announced that it would not pay the next coupon on €150 million in CoCos.

While the issues of these companies declined in value, prices of CoCos from other issuers were minimally affected and soon recovered. We view this as a testament to the increasing maturity of the CoCos market and its ability to distinguish between banks that are systemically important and those that are not.

In the U.S., the Federal Reserve announced the results of its annual supervisory bank stress tests near the end of June. For the first time, all 34 participating U.S. bank holding companies passed, maintaining adequate common equity Tier 1 capital ratios in the most severe hypothetical stress scenario. Passing the test provided banks with more leeway to return capital to shareholders in the form of increased dividend payouts and share buybacks after years of building capital well in excess of requirements. Somewhat less stringent regulation was widely viewed as a positive for bank fundamentals, signaling positive earnings growth potential.

Fund Performance

The Fund had a positive total return in the six months ended June 30, 2017 and outperformed its linked blended benchmark on both a NAV and market price basis. In general, the portfolio benefited from owning issues with call protection in what was both an interest rate and credit rally. Favorable security selection in banking contributed to relative performance, although this was partially offset by an overweight in the sector. In addition to healthy gains from French bank CoCos held in the portfolio, including out-of-benchmark issues from Spain's Banco Bilbao Vizcaya Argentaria and Banco Santander and the Netherland's Rabobank contributed to performance as credit spreads narrowed. The Fund did not own securities of either Banco Popular or Bremer Landesbank. The positive contribution from CoCos was only marginally reduced by put options on the euro employed to hedge against potential asymmetrical risk ahead of the French election.

Certain floating-rate securities, including those of Aegon and Axa, contributed to the Fund's relative performance as markets focused on the potential for rates to reset higher and as these securities, which trade at a discount, were considered to offer the potential of issuer tenders. Additionally, a high-coupon issue of U.K. mortgage bank Nationwide Building Society performed very well due to its lack of an issuer call feature amid high demand for income. An underweight in Tennessee Valley Authority (TVA)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

resettable preferred issues also aided performance. As well, the Fund benefited from strong gains in high-coupon, out-of-benchmark issues from farm cooperative CHS and did not own low-coupon issues from the TVA, which underperformed.

From a broad security features perspective, a lower-than-index weight in low-coupon, longer-duration securities detracted from relative performance, as did a more general underweight in the exchange-traded preferreds market, which tends to be more interest-rate sensitive. Exchange-traded preferreds outperformed over-the-counter issues during the period as investor inflows into preferred exchange-traded funds (ETFs) resulted in indiscriminant buying in certain securities. The benchmark-following ETFs were forced to purchase securities that included some trading at substantial premiums to par value, even though in many cases the securities may be called at any time at par. Prudent active management limited the Fund's exposure to this type of investment risk.

The Fund's out-of-index allocation to real estate also detracted as the sector was well represented by securities that trade at a premium and have less call protection, which resulted in relatively little room for the securities to advance as interest rates declined. Security selection in utilities further hindered relative performance as the Fund did not own issues from Électricité de France, which rallied on the results of the French elections.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2017.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a significant portion of the floating rate for a fixed rate. During the six-month period ended June 30, 2017, the Fund's use of swaps did not have a material impact on the Fund's performance.

The Fund also used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts detracted from the Fund's total return during the six-month period ended June 30, 2017, while the options did not have a material effect.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2017, leverage represented 29% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed-rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Fixed Rate	86%
% Variable Rate	14%
Weighted Average Rate on Swaps—Floating Rate (Receiver)	1.29%
Weighted Average Rate on Swaps—Fixed Rate (Payer)	1.21%
Weighted Average Term on Swaps	5.4 years
Current Rate on Debt	2.0%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2017. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

June 30, 2017
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Mellon Capital IV, 4.00%, Series 1 (FRN)	$50,832,744	4.6
General Electric Co., 5.00%, Series D	29,276,008	2.7
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN)	25,557,445	2.3
Rabobank Nederland, 11.00%, 144A (Netherlands)	24,790,694	2.3
US Bancorp, 3.50%, Series A (FRN)	24,719,887	2.2
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)	21,285,000	1.9
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	19,624,150	1.8
ING Capital Funding Trust III, 4.896%, Series 9 (FRN) (Netherlands)	19,364,254	1.8
Aegon NV, 2.397%, ($100 Par Value) (FRN) (Netherlands)	17,906,501	1.6
Prudential Financial, 5.625%, due 6/15/43	17,828,800	1.6

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	15.8%
BANKS	4.7%
Bank of America Corp., 6.50%, Series Ya		40,675	$1,094,971
Citigroup, 6.875%, Series Ka		136,080	4,026,607
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[b]		975,475	25,557,445
PrivateBancorp, 7.125%, due 10/30/42		106,855	2,741,504
Regions Financial Corp., 6.375%, Series Ba		112,050	3,262,896
			36,683,423
FINANCIAL	2.2%
DIVERSIFIED FINANCIAL SERVICES	0.1%
State Street Corp., 5.35%, Series Ga		44,125	1,210,349
INVESTMENT BANKER/BROKER	2.1%
Morgan Stanley, 6.875%[a]		305,821	8,957,497
Morgan Stanley, 6.375%, Series Ia		257,355	7,344,912
			16,302,409
TOTAL FINANCIAL			17,512,758
INDUSTRIALS—CHEMICALS	2.0%
CHS, 6.75%[a]		248,191	7,018,842
CHS, 7.10%, Series IIa		290,589	8,549,128
			15,567,970
INSURANCE	1.7%
LIFE/HEALTH INSURANCE	0.7%
MetLife, 4.00%, Series A (FRN)[a,b]		206,431	5,208,254
LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Aegon NV, 4.00%, Series I (FRN) (Netherlands)[a,b]		159,074	3,962,533
REINSURANCE	0.2%
Reinsurance Group of America, 5.75%, due 6/15/56		66,000	1,916,640
REINSURANCE—FOREIGN	0.3%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)[a]		85,538	2,403,618
TOTAL INSURANCE			13,491,045
PIPELINES	0.7%
NuStar Energy LP, 7.625%, Series Ba		199,847	5,026,152

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares		Value
REAL ESTATE	4.0%
DIVERSIFIED	2.2%
Colony NorthStar, 8.50%, Series Da		134,475		$3,543,416
Retail Properties of America, 7.00%[a]		99,400		2,540,664
Urstadt Biddle Properties, 7.125%, Series Fa		128,484		3,305,893
VEREIT, 6.70%, Series Fa		287,627		7,648,002
				17,037,975
HOTEL	1.0%
Summit Hotel Properties, 7.125%[a]		115,500		2,973,548
Summit Hotel Properties, 7.875%, Series Ba		186,650		4,822,849
				7,796,397
RESIDENTIAL	0.8%
MANUFACTURED HOME	0.3%
Sun Communities, 7.125%, Series Aa		100,000		2,541,500
SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.00%, Series Aa		133,435		3,808,235
TOTAL RESIDENTIAL				6,349,735
TOTAL REAL ESTATE				31,184,107
UTILITIES	0.5%
SCE Trust IV, 5.375%, Series Ja		136,000		3,842,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$113,290,484)				123,307,455
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	120.1%
BANKS	32.8%
AgriBank FCB, 6.875%[a]		36,200	†	3,955,983
BAC Capital Trust XIV, 4.00%, Series G (FRN)[a,b]		$16,930,000		14,784,122
Bank of America Corp., 6.25%, Series Xa		6,410,000		6,978,887
Bank of America Corp., 6.50%, Series Za		13,482,000		15,007,893
Citigroup, 5.95%, Series Qa		5,250,000		5,533,999
Citigroup, 6.125%, Series Ra		5,129,000		5,520,086
Citigroup, 6.25%, Series Ta		3,092,000		3,434,053
CoBank ACB, 6.25%, Series F, 144A a,b		117,000	†	12,219,187
CoBank ACB, 6.125%, Series Ga		32,250	†	3,231,047

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
CoBank ACB, 6.25%, Series Ia		$6,255,000		$6,896,319
Farm Credit Bank of Texas, 6.75%, 144Aa,c		67,500	†	7,374,375
Goldman Sachs Capital II, 4.00%, (FRN)[a,b]		1,102,000		959,445
Goldman Sachs Group/The, 5.70%, Series La		6,850,000		7,137,700
JPMorgan Chase & Co., 7.90%, Series Ia		9,000,000		9,366,750
JPMorgan Chase & Co., 6.75%, Series Sa		12,400,000		14,105,000
JPMorgan Chase & Co., 5.30%, Series Za		7,500,000		7,828,125
Mellon Capital IV, 4.00%, Series 1 (FRN)[a,c]		56,635,000		50,832,744
PNC Financial Services Group, 6.75%[a]		6,965,000		7,861,744
SunTrust Capital III, 1.896%, due 3/15/28, (FRN) (3 Mo. US LIBOR + .650%)[b]		3,400,000		3,128,000
US Bancorp, 3.50%, Series A, (FRN)[a,b]		27,758	†	24,719,887
USB Capital IX, 3.50%, (FRN)[a,b]		9,878,000		8,783,024
Wachovia Capital Trust II, 1.658%, due 1/15/27, (FRN) (3 Mo. US LIBOR + 0.50%)[b]		1,000,000		932,500
Wachovia Capital Trust III, 5.57%, (FRN)[a,b]		5,000,000		5,033,750
Wells Fargo & Co., 7.98%, Series Ka		13,200,000		13,728,000
Wells Fargo & Co., 5.875%, Series Ua		10,000,000		11,032,200
Wells Fargo Capital X, 5.95%, due 12/15/36 (TruPS)		5,893,000		6,679,716
				257,064,536
BANKS—FOREIGN	36.6%
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75%, 144A (Australia)[a,c]		5,900,000		6,530,486
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)[a]		9,400,000		12,322,825
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[a]		5,200,000		5,446,969
Banco Santander SA, 6.75% (EUR) (Spain)[a]		5,200,000		6,393,704
Barclays PLC, 7.875% (United Kingdom)[a]		5,200,000		5,607,628
Barclays PLC, 8.25% (United Kingdom)[a]		8,095,000		8,600,937
BNP Paribas SA, 7.375%, 144A (France)[a,c]		1,800,000		2,004,750
BNP Paribas SA, 7.625%, 144A (France)[a,c]		12,100,000		13,340,250
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)[a]		3,600,000		4,581,447
Credit Agricole SA, 8.125%, 144A (France)[a,c]		8,550,000		9,962,674
Credit Suisse Group AG, 7.125% (Switzerland)[a]		10,000,000		10,767,500

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a,c]	$2,463,000	$2,767,833
Danske Bank A/S, 6.125% (Denmark)[a]	5,400,000	5,657,040
DNB Bank ASA, 6.50% (Norway)[a]	7,800,000	8,358,636
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[c]	4,530,280	5,710,173
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,c]	5,395,000	8,500,470
HSBC Holdings PLC, 4.75%, Series EMTN (EUR) (United Kingdom)[a]	2,800,000	3,207,645
HSBC Holdings PLC, 6.00% (United Kingdom)[a]	5,400,000	5,597,100
HSBC Holdings PLC, 6.375% (United Kingdom)[a]	5,800,000	6,185,700
HSBC Holdings PLC, 6.875% (United Kingdom)[a]	8,400,000	9,093,000
ING Groep N.V., 6.875% (Netherlands)[a]	5,400,000	5,780,938
Intesa Sanpaolo SpA, 7.00%, Series EMTN (EUR) (Italy)[a]	1,600,000	1,928,570
Lloyds Banking Group PLC, 7.50% (United Kingdom)[a]	12,050,000	13,322,781
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)[a,c]	3,800,000	3,895,000
Nationwide Building Society, 10.25% (GBP) (United Kingdom)[a]	7,080,000	13,924,229
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,c]	21,275,000	24,790,694
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)[a]	1,600,000	1,655,200
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]	3,427,000	4,240,912
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)[a]	14,000,000	15,295,000
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)[a]	2,000,000	2,719,801
Skandinaviska Enskilda Banken AB, 5.75%, Series EMTN (Sweden)[a]	4,800,000	4,935,000
Societe Generale SA, 7.375%, 144A (France)[a,c]	6,000,000	6,465,000
Societe Generale SA, 7.875%, 144A (France)[a,c]	1,800,000	1,984,500
Societe Generale SA, 8.25%, Series EMTN (France)[a]	2,083,000	2,214,843
Standard Chartered PLC, 7.50%, 144A (United Kingdom)[a,c]	4,600,000	4,933,500

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
Standard Chartered PLC, 7.75%, 144A (United Kingdom)[a,c]		$4,800,000		$5,166,000
Swedbank AB, 6.00% (Sweden)[a]		6,400,000		6,743,642
UBS Group AG, 6.875% (Switzerland)[a]		2,200,000		2,348,513
UBS Group AG, 6.875% (Switzerland)[a]		1,800,000		1,945,827
UBS Group AG, 7.00% (Switzerland)[a]		2,400,000		2,662,481
UBS Group AG, 7.125% (Switzerland)[a]		9,400,000		10,173,150
UBS Group AG, 7.125% (Switzerland)[a]		6,300,000		6,685,869
UniCredit SpA, 6.625% (EUR) (Italy)[a]		2,400,000		2,732,593
				287,180,810
ELECTRIC	0.9%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25%, Series Ea		1,500,000		1,665,000
REGULATED ELECTRIC	0.7%
Southern Co./The, 5.50%, due 3/15/57, Series B		4,980,000		5,258,078
				6,923,078
FINANCIAL	2.1%
DIVERSIFIED FINANCIAL SERVICES	0.7%
State Street Corp., 5.25%, Series Fa		5,152,000		5,448,240
INVESTMENT BANKER/BROKER	1.4%
Charles Schwab Corp./The, 7.00%[a]		9,785,000		11,326,138
TOTAL FINANCIAL				16,774,378
FOOD	0.8%
Dairy Farmers of America, 7.875%, 144Aa,c,d		55,000	†	5,859,222
INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.7%
General Electric Co., 5.00%, Series Da		27,550,000		29,276,008
INSURANCE	32.0%
LIFE/HEALTH INSURANCE	7.3%
MetLife, 9.25%, due 4/8/38, 144Ac		8,300,000		12,387,750
MetLife, 5.25%, Series Ca		6,156,000		6,406,672
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ac		10,800,000		14,635,080
Prudential Financial, 5.625%, due 6/15/43		16,208,000		17,828,800
Prudential Financial, 5.875%, due 9/15/42		5,107,000		5,696,603
				56,954,905

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	16.5%
Aegon NV, 2.326%, ($100 Par Value) (FRN) (10 Yr. USISDA + 0.10%) (Netherlands)[a,b]		$20,985,000	$17,906,501
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)[a,c]		12,000,000	11,922,000
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[a,c]		5,100,000	5,428,950
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)[a,c]		4,150,000	4,765,756
Demeter BV (Swiss Re Ltd.), 4.625% (Netherlands)[a]		2,200,000	2,211,000
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)		3,400,000	3,682,815
Fukoku Mutual Life Insurance Co., 5.00% (Japan)[a]		2,000,000	2,090,000
ING Capital Funding Trust III, 4.896%, Series 9 (FRN) (Netherlands)[a,b]		19,280,000	19,364,254
La Mondiale Vie, 7.625% (France)[a]		12,050,000	12,939,061
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)[c]		19,800,000	21,285,000
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)[c]		16,900,000	17,723,875
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)[c]		7,200,000	7,686,000
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[c]		2,400,000	2,768,160
			129,773,372
MULTI-LINE	1.2%
Hartford Financial Services Group/The, 3.307%, due 2/12/67, 144A, (FRN) (3 Mo. US LIBOR + 2.125%)[b,c]		6,460,000	6,290,425
Nationwide Mutual Insurance Co., 3.536%, due 12/15/24, 144A, (FRN) (3 Mo. US LIBOR + 2.290%)[b,c]		3,125,000	3,129,688
			9,420,113
MULTI-LINE—FOREIGN	1.6%
AXA SA, 0.858%, (FRN) (EUAMDB10 + .050%) (EUR) (France)[a,c]		5,000,000	4,508,339

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
AXA SA, 6.463%, 144A (France)[a,c]		$7,902,000		$8,163,714
				12,672,053
PROPERTY CASUALTY	1.9%
Liberty Mutual Group, 4.036%, due 3/15/37, 144Ac		7,000,000		6,842,500
Liberty Mutual Group, 7.80%, due 3/7/37, 144Ac		6,503,000		8,116,589
				14,959,089
PROPERTY CASUALTY—FOREIGN	1.7%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		8,155,000		9,107,096
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)		4,000,000		4,271,628
				13,378,724
REINSURANCE—FOREIGN	1.8%
Aquarius + Investments PLC, 6.375%, due 9/1/24 (Ireland)		2,505,000		2,673,234
Aquarius + Investments PLC, 8.25% (Ireland)[a]		10,600,000		11,267,556
				13,940,790
TOTAL INSURANCE				251,099,046
INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[c]		6,122	†	7,114,912
Telefonica Europe BV, 7.625% (EUR) (Netherlands)[a]		900,000		1,232,485
				8,347,397
MATERIAL—METALS & MINING	2.0%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)[c]		13,700,000		15,687,733
MEDIA	0.4%
Viacom, 5.875%, due 2/28/57		3,290,000		3,425,120
PIPELINES	3.1%
Transcanada Trust, 5.30%, due 3/15/77 (Canada)		5,375,000		5,535,578
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		4,500,000		4,764,645
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)		12,573,000		13,675,652
				23,975,875

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
UTILITIES	4.6%
ELECTRIC UTILITIES	0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D		$1,770,000	$1,785,523
ELECTRIC UTILITIES—FOREIGN	4.4%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		17,290,000	19,624,150
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[c]		12,232,000	14,586,660
			34,210,810
TOTAL UTILITIES			35,996,333
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$869,459,819)			941,609,536
		Number of Shares
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83%[e]		18,900,000	18,900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,900,000)			18,900,000
TOTAL INVESTMENTS[f] (Identified cost—$1,001,650,303)	138.3%		1,083,816,991
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.3)		(300,120,203)
NET ASSETS (Equivalent to $27.18 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$783,696,788

Note: Percentages indicated are based on the net assets of the Fund.

†  Represents shares.

a  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

b  Variable rate. Rate shown is in effect at June 30, 2017.

c  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $290,038,906 or 37.0% of the net assets of the Fund, of which 0.7% are illiquid.

d  Security value is determined based on significant unobservable inputs (Level 3).

e  Rate quoted represents the annualized seven-day yield of the fund.

f  Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund's revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

Interest rate swap contracts outstanding at June 30, 2017 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate (resets monthly) Receivable[a]	Termination Date	Unrealized Appreciation (Depreciation)
CME Group, Inc.	$60,000,000	1.117%	1.209%	October 19, 2021	$1,631,903
CME Group, Inc.	90,000,000	1.203%	1.209%	October 19, 2022	3,055,664
CME Group, Inc.	31,000,000	1.848%	1.209%	October 19, 2022	582
CME Group, Inc.	90,000,000	1.288%	1.209%	October 19, 2023	3,609,316
					$8,297,465

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2017.

Forward foreign currency exchange contracts outstanding at June 30, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	31,970,714	USD	36,020,029	7/5/17	$(495,312)
Brown Brothers Harriman	GBP	13,594,071	USD	17,563,404	7/5/17	(142,189)
Brown Brothers Harriman	USD	33,549,293	EUR	29,409,082	7/5/17	40,280
Brown Brothers Harriman	USD	17,661,553	GBP	13,594,071	7/5/17	44,040
Brown Brothers Harriman	USD	2,874,587	EUR	2,561,632	7/5/17	51,180
Brown Brothers Harriman	EUR	29,408,666	USD	33,595,137	8/2/17	(42,115)
Brown Brothers Harriman	EUR	2,943,769	USD	3,366,847	8/2/17	(197)
Brown Brothers Harriman	GBP	12,798,710	USD	16,642,163	8/2/17	(42,308)
						$(586,621)

The amount of all interest rate swap contracts and forward foreign currency exchange contratcs as presented in the tables above are representative of the volume of activity for these derivative types during the six months ended June 30, 2017.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

Glossary of Portfolio Abbreviations

CME   Chicago Mercantile Exchange
EUAMDB   Euro Interbank Offered Rate ICE Swap Rate
EUR   Euro Currency
FRN   Floating Rate Note
GBP   Great British Pound
LIBOR   London Interbank Offered Rate
TruPS   Trust Preferred Securities
USD   United States Dollar
USISDA   United States Dollar ICE Swap Rate

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,001,650,303)	$1,083,816,991
Cash	6,400,326
Cash collateral pledged for interest rate swap contracts	4,655,005
Foreign currency, at value (Identified cost—$135,730)	136,201
Receivable for:
Dividends and interest	10,779,227
Variation margin on interest rate swap contracts	537,608
Unrealized appreciation on forward foreign currency exchange contracts	135,500
Other assets	22,788
Total Assets	1,106,483,646
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	722,121
Payable for:
Credit agreement	315,000,000
Investment securities purchased	5,388,249
Investment advisory fees	629,687
Interest expense	516,792
Dividends declared	357,310
Administration fees	44,978
Directors' fees	473
Other liabilities	127,248
Total Liabilities	322,786,858
NET ASSETS	$783,696,788
NET ASSETS consist of:
Paid-in capital	$687,796,957
Dividends in excess of net investment income	(4,191,030)
Accumulated undistributed net realized gain	10,208,195
Net unrealized appreciation	89,882,666
$783,696,788
NET ASSET VALUE PER SHARE:
($783,696,788 ÷ 28,830,580 shares outstanding)	$27.18
MARKET PRICE PER SHARE	$26.72
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(1.69)%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest income (net of $13,030 of foreign withholding tax)	$23,386,340
Dividend income	5,408,160
Total Investment Income	28,794,500
Expenses:
Investment advisory fees	3,734,401
Interest expense	2,759,380
Administration fees	342,844
Shareholder reporting expenses	131,680
Professional fees	44,185
Custodian fees and expenses	34,856
Directors' fees and expenses	28,585
Transfer agent fees and expenses	9,782
Miscellaneous	36,622
Total Expenses	7,122,335
Net Investment Income (Loss)	21,672,165
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,216,755
Written option contracts	322,607
Interest rate swap contracts	(435,427)
Forward foreign currency exchange contracts	(1,871,910)
Foreign currency transactions	(37,851)
Net realized gain (loss)	5,194,174
Net change in unrealized appreciation (depreciation) on:
Investments	52,088,456
Interest rate swap contracts	(1,121,249)
Forward foreign currency exchange contracts	(976,982)
Foreign currency translations	14,685
Net change in unrealized appreciation (depreciation)	50,004,910
Net Realized and Unrealized Gain (Loss)	55,199,084
Net Increase (Decrease) in Net Assets Resulting from Operations	$76,871,249

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$21,672,165	$45,717,906
Net realized gain (loss)	5,194,174	14,275,498
Net change in unrealized appreciation (depreciation)	50,004,910	(570,826)
Net increase (decrease) in net assets resulting from operations	76,871,249	59,422,578
Dividends and Distributions to Shareholders from:
Net investment income	(26,985,423)	(41,875,924)
Net realized gain	—	(12,383,228)
Total dividends and distributions to shareholders	(26,985,423)	(54,259,152)
Total increase (decrease) in net assets	49,885,826	5,163,426
Net Assets:
Beginning of period	733,810,962	728,647,536
End of period[a]	$783,696,788	$733,810,962

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $4,191,030 and $1,122,228, respectively.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$76,871,249
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(217,415,945)
Proceeds from sales and maturities of long-term investments	228,038,251
Net purchases, sales and maturities of short-term investments	(9,539,450)
Net amortization of premium on investments	1,920,921
Net decrease in dividends and interest receivable and other assets	1,551,759
Net decrease in cash collateral pledged for centrally cleared interest rate swap contracts	1,605,797
Net increase in interest expense payable, accrued expenses and other liabilities	65,026
Net decrease in payable for variation margin on centrally cleared interest rate swap contracts	(889,780)
Net change in unrealized appreciation on investments	(52,088,456)
Net change in unrealized depreciation on forward foreign currency exchange contracts	976,982
Net realized gain on investments	(7,216,755)
Cash provided by operating activities	23,879,599
Cash Flows from Financing Activities:
Dividends and distributions paid	(27,280,909)
Increase (decrease) in cash	(3,401,310)
Cash at beginning of period (including foreign currency)	9,937,837
Cash at end of period (including foreign currency)	$6,536,527

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2017, interest paid was $2,653,677.

During the six months ended June 30, 2017, as part of an exchange offer from two of the Fund's investments, the Fund received shares of new securities valued at $17,385,494.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,				For the Period July 27, 2012[a] through
Per Share Operating Performance:	June 30, 2017	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$25.45	$25.27	$25.70	$25.07	$25.37	$23.88
Income (loss) from investment operations:
Net investment income (loss)[b]	0.75	1.59	1.68	1.77	1.79	0.59 [c]
Net realized and unrealized gain (loss)	1.92	0.47	(0.24)	1.03	(0.20)	1.63
Total from investment operations	2.67	2.06	1.44	2.80	1.59	2.22
Less dividends and distributions to shareholders from:
Net investment income	(0.94)	(1.45)	(1.50)	(1.65)	(1.83)	(0.67)
Net realized gain	—	(0.43)	(0.30)	(0.52)	(0.03)	(0.01)
Return of capital	—	—	(0.07)	—	(0.04)	—
Total dividends and distributions to shareholders	(0.94)	(1.88)	(1.87)	(2.17)	(1.90)	(0.68)
Offering costs charged to paid-in capital	—	—	—	—	—	(0.05)
Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	0.00 [d]	0.00 [d]
Anti-dilutive effect from the repurchase of shares	—	—	—	—	0.01	—
Net increase (decrease) in net asset value	1.73	0.18	(0.43)	0.63	(0.30)	1.49
Net asset value, end of period	$27.18	$25.45	$25.27	$25.70	$25.07	$25.37
Market value, end of period	$26.72	$24.54	$22.52	$22.66	$22.62	$25.04
Total net asset value return[e]	10.71%[f]	8.89%	6.52%	12.13%	6.80%	9.14%[f]
Total market value return[e]	12.88%[f]	17.82%	7.66%	9.57%	–2.37%	2.89%[f]

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,				For the Period July 27, 2012[a] through
Ratios/Supplemental Data:	June 30, 2017	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in millions)	$783.7	$733.8	$728.6	$740.9	$722.8	$734.5
Ratio of expenses to average daily net assets	1.89%[g]	1.72%	1.61%	1.57%	1.62%	1.39%[g]
Ratio of expenses to average daily net assets (excluding interest expense)	1.16%[g]	1.15%	1.17%	1.14%	1.16%	1.09%[g]
Ratio of net investment income (loss) to average daily net assets	5.74%[g]	6.29%	6.53%	6.72%	6.98%	5.57%[g]
Ratio of expenses to average daily managed assets[h]	1.34%[g]	1.20%	1.13%	1.11%	1.13%	1.09%[g]
Portfolio turnover rate	21%[f]	48%	47%	47%	40%	23%[f]
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	349%	333%	331%	335%	329%	333%
Asset coverage per $1,000 for revolving credit agreement	$3,488	$3,330	$3,313	$3,352	$3,295	$3,332

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  10.5% of gross income was attributable to dividends paid by GMAC Capital Trust I.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2017.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value: Banks	$36,683,423	$33,941,919	$2,741,504	$—
Other Industries	86,624,032	86,624,032	—	—
Preferred Securities— Capital Securities:
Banks	257,064,536	24,719,887	232,344,649	—
Food	5,859,222	—	—	5,859,222
Other Industries	678,685,778	—	678,685,778	—
Short-Term Investments	18,900,000	—	18,900,000	—
Total Investments[a]	$1,083,816,991	$145,285,838	$932,671,931	$5,859,222	[b]

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Interest rate swap contracts	$8,297,465	$—	$8,297,465	$—
Forward foreign currency exchange contracts	135,500	—	135,500	—
Total Unrealized Appreciation in Other Financial Instruments[a]	$8,432,965	$—	$8,432,965	$—
Forward foreign currency exchange contracts	$(722,121)	$—	$(722,121)	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(722,121)	$—	$(722,121)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2016	$—
Purchases	5,878,125
Change in unrealized appreciation (depreciation)	(18,903)
Balance as of June 30, 2017	$5,859,222

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $(18,903).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2017, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that was intended to approximate the Fund's variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund's counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2017, the investment advisor considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the six months ended June 30, 2017, the Fund incurred $266,743 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund's administration agreement with the investment advisor, effective October 1, 2017, to increase the administration fee to an annual rate of 0.06% of the average daily managed assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $6,361 for the six months ended June 30, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2017, totaled $222,804,194 and $224,060,811, respectively.

Transactions in written option contracts during the six months ended June 30, 2017, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2016	—	$—
Option contracts written	90	322,607
Option contracts expired	(90)	(322,607)
Written option contracts outstanding at June 30, 2017	—	$—

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2017 and the effect of derivatives held during the six months ended June 30, 2017, along with the respective location in the financial statements. The volume of activity for written option contracts for the six months ended
June 30, 2017 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest rate swap contracts	Receivable for variation margin on interest rate swap contracts	$8,297,465	[a]	—	$—
Foreign Exchange Risk:
Forward foreign currency exchange contracts[b]	Unrealized appreciation	135,500		Unrealized depreciation	722,121

a  Amount represents the cumulative appreciation/depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

b  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(435,427)	$(1,121,249)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	(1,871,910)	(976,982)
Written option contracts	Net Realized and Unrealized Gain (Loss)	322,607	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$1,001,650,303
Gross unrealized appreciation	$82,595,448
Gross unrealized depreciation	(428,760)
Net unrealized appreciation (depreciation)	$82,166,688

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on any unused portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days' notice, but the Fund may terminate on 30 days' notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund's revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2017, the Fund had outstanding borrowings of $315,000,000 at a current rate of 2.0%. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 1.7%.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security's price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as "CoCos") are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer's capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor's standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or "junk" securities and are therefore subject to the risks of investing in below investment-grade securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund's foreign currency risks, and such investments are subject to the risks described under "Derivatives and Hedging Transactions Risk" below.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund's use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the Advisor's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In November 2016, the FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The adoption will have no effect on the Fund's net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2017. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	25,840,839.922	327,459.030
Bonnie Cohen	25,796,889.803	371,409.149
Dean Junkans	25,828,942.432	339,356.520
Richard E. Kroon	25,604,189.302	564,109.650

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2017) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (7/27/12)	One Year	Since Inception (7/27/12)
16.84%	11.09%	18.41%	9.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Benchmark Change

On January 26, 2017, the Board of Directors of the Fund approved a change in the Fund's blended benchmark from 75% BofA Merrill Lynch U.S. Capital Securities Index and 25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index to 70% BofA Merrill Lynch US IG Institutional Capital Securities Index, 20% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective February 1, 2017.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the one-year period ended March 31, 2017, ranking in the second quintile, and represented the Peer Funds' median for the three-year period ended March 31, 2017, ranking in the third quintile. The Fund outperformed its blended benchmark for the one- and three-year periods ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the actual management fee at managed asset levels ranked in the second quintile, while the Fund's actual management fee at common asset levels, which was lower than the Peer Funds' median, ranked in the third quintile. The Board of Directors considered that the Fund's total expense ratio including investment-related expenses at managed asset levels ranking in the second quintile, while the Fund's total expense ratio including investment-related expenses at common asset levels was lower than the Peer Funds' median, ranked in the third quintile. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses at managed and common asset levels ranked the first quintile, for each. The Board of Directors considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.01% increase in the administration fee paid by the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Elaine Zaharis-Nikas
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

LIMITED DURATION PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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LDPSAR

Semiannual Report June 30, 2017

Cohen & Steers Limited Duration Preferred and Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: September 7, 2017